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                         L-3 COMMUNICATIONS CORPORATION

                       CONSENT, WAIVER AND FIRST AMENDMENT
                TO AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT

     This CONSENT, WAIVER AND FIRST AMENDMENT TO THE AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 28, 2000 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and certain financial institutions named as co-agents, LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Amended and Restated 364 Day Credit Agreement dated as of April 24, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

     WHEREAS, the Borrower desires that the Lenders consent to a waiver and amendment of certain provisions of the Credit Agreement and related Credit Documents to, inter alia, (i) allow Borrower to capitalize a new Subsidiary by contributing the assets and delegating the liabilities of the Acquired Company to such new Subsidiary (the "TCAS Subsidiary"), (ii) exempt the TCAS Subsidiary from becoming a party to a Subsidiary Guarantee or Subsidiary Pledge Agreement so long as it is not a Wholly Owned Subsidiary, (iii) permit the issuance by Holdings and the guarantee by Borrower of Permitted Convertible Securities and
(iv) make certain other amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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     SECTION 1. LIMITED CONSENTS AND WAIVERS.

     1.1 Permitted Convertible Securities. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 6 of this Amendment, the Requisite Class Lenders hereby consent to an amendment to the Parent Guarantee to permit Holdings to issue the Permitted Convertible Securities.

     1.2 TCAS Contribution. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 7 of this Amendment, the Required Lenders hereby consent to the contribution and delegation by Borrower of all of the assets and liabilities related to the Acquired Company (the "TCAS CONTRIBUTION") to a new Subsidiary of Borrower (the "TCAS SUBSIDIARY") and, solely for the purposes of permitting such TCAS Contribution, waive compliance with the provisions of Subsection 7.6 and 7.9 of the Credit Agreement which would otherwise limit such a contribution.

     SECTION 2. GENERAL AMENDMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 5 of this Amendment, the Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows:

     2.1 Subsection 1.1 of the Credit Agreement is hereby further amended to add the following new defined terms in alphabetical order:

         "Acquired Company": Honeywell Inc.'s Traffic Alert and Collision Avoidance System product line.

         "Convertible Securities": (i) unsecured convertible debt securities issued by Holdings having no principal amortization or sinking fund requirements which are guaranteed by Borrower but subordinated in right of payment to the Obligations and the "Obligations" as defined under the Facility A Credit Agreement and the Facility C Credit Agreement on terms and conditions acceptable to the Agents and/or (ii) unsecured debt securities issued by Holdings to a trust (the "Trust") having no principal amortization or sinking fund requirements which are guaranteed by Borrower but subordinated in right of payment to the Obligations and the "Obligations" as defined under the Facility A Credit Agreement and the Facility C Credit Agreement on terms and conditions acceptable to the Agents which Trust, in turn, issues preferred stock securities to investors which are convertible at the option of the holder thereof into shares of common stock of Holdings.

         "Required Class Lenders": at any time, (a) for the Lenders having Loan Exposure, Lenders having or holding more than 50% of the aggregate Loan Exposure of all Lenders, (b) for the Facility A Lenders having Facility A Loan Exposure, Facility A Lenders having or holding more than 50% of the aggregate Facility A Loan Exposure of all Facility A Lenders and (c) for the Facility C Lenders having Facility C Loan Exposure, Facility C Lenders having or holding more than 50% of the aggregate Facility C Loan Exposure of all Facility C Lenders.

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         "TCAS Subsidiary": a Subsidiary of Borrower organized as a Delaware limited liability company which will hold and operate the assets and business of the Acquired Company.

         "Wholly Owned Subsidiary": a Subsidiary of Borrower, the Capital Stock of which is 100% owned and controlled, directly or indirectly, by Borrower.

     2.2 Subsections 2.6(b)(i), (ii), (iii) and (iv) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

         (i) If, subsequent to the Closing Date, Holdings or any of its Subsidiaries shall incur or permit the incurrence of any Indebtedness (other than Indebtedness permitted pursuant to subsection 7.2(a) through and including subsection 7.2(k)), 100% of the Net Proceeds thereof shall be promptly ratably applied toward the prepayment of the Loans, the Facility A Loans and the Facility C Loans and, unless the Required Class Lenders shall have waived such requirement in writing, on or before the earlier to occur of (A) the date of receipt of such Net Proceeds if the Termination Date (as defined in the Facility C Credit Agreement) has occurred and (B) the 60th day following the date of receipt of such Net Proceeds (the earlier to occur of (A) and (B), herein, the "Debt Prepayment Waiting Period"), the Commitments, the Facility A Commitments and the Facility C Commitments shall be permanently reduced as set forth in clause (iv) of this subsection 2.6(b) by the amount so prepaid on the last day of the Debt Prepayment Waiting Period. During the term of any Debt Prepayment Waiting Period, a portion of the Commitments, the Facility A Commitments and the Facility C Commitments equal to the amount of prepayments received in respect of the Loans, the Facility A Loans and the Facility C Loans, as applicable, from the issuance and/or incurrence of such Indebtedness shall be unavailable to Borrower and deemed excluded from each Lender's, Facility A Lender's and Facility C Lender's "Available Commitment" (as such term is defined herein and in each of the Facility A Credit Agreement and Facility C Credit Agreement) unless Borrower shall have received a written waiver of such mandatory commitment reduction from the Required Class Lenders. Nothing in this paragraph (b) shall be deemed to permit any Indebtedness not permitted by subsection 7.2.

         (ii) If, subsequent to the Original Closing Date, Holdings or any of its Subsidiaries shall receive Net Proceeds from any Asset Sale (other than in respect of a sale of all of the Capital Stock of the TCAS Subsidiary owned, directly or indirectly, by Borrower (a "Final TCAS Sale")), such Net Proceeds, subject to the Applicable Holdback (defined below) shall be promptly and ratably applied toward the prepayment of the Loans, the Facility A Loans and the Facility C Loans and permanent reduction of the Commitments, the Facility A Commitments and the Facility C Commitments as set forth in clause (iv) of this subsection 2.6(b); provided that Net Proceeds from any Asset Sales (other than in respect of a Final TCAS Sale) shall not be required to be so applied to the extent that such Net Proceeds are used by the Borrower or such Subsidiary to acquire assets to be employed in the business of the Borrower or its Subsidiaries within 365 days of receipt thereof, but if such Net Proceeds, subject to the Applicable Holdback (as defined

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     below), are not so used, 100% of the amount of such Net Proceeds not so used shall be applied toward the prepayment of the Loans and the permanent reduction of the Commitments as set forth in clause (iv) of this subsection 2.6(b) on the earlier of (x) the 366th day after receipt of such Net Proceeds and (y) the date on which the Borrower has determined that such Net Proceeds shall not be so used. If Holdings, Borrower or any of its Subsidiaries shall receive Net Proceeds from a Final TCAS Sale, such Net Proceeds shall be applied on or prior to the third Business Day after receipt thereof toward prepayment of the Loans, the Facility A Loans and the Facility C Loans and, unless the Required Class Lenders shall have waived such requirement in writing, on or before the earlier of (A) the date of receipt of such Net Proceeds if the Termination Date (as defined in the Facility C Credit Agreement) has occurred and (B) the 60th day following the date of such Final TCAS Sale (the earlier to occur of (A) and (B), herein, the "TCAS Waiting Period"), the Commitments, the Facility A Commitments and the Facility C Commitments shall be permanently reduced as set forth in clause (iv) of this subsection 2.6(b) by the amount so prepaid on the last day of the TCAS Waiting Period. During the term of any TCAS Waiting Period, a portion of the Commitments, the Facility A Commitments and the Facility C Commitments equal to the amount of prepayments received in respect of the Loans, the Facility A Loans and the Facility C Loans from such Final TCAS Sale shall be unavailable to Borrower and deemed excluded from each Lender's, Facility A Lender's and Facility C Lender's "Available Commitment" (as such term is defined herein and in each of the Facility A Credit Agreement and Facility C Credit Agreement) unless Borrower shall have received a written waiver of such mandatory commitment reduction from the Required Class Lenders. As used herein, "Applicable Holdback" shall mean an amount of Net Proceeds not in excess of $20,000,000 derived from any Asset Sales (other than a Final TCAS Sale) occurring since the Original Closing Date that has not been applied toward the prepayment of Loans and the permanent reduction of the Commitments as set forth in clause (iv) of subsection 2.6(b) which Borrower and/or its applicable Subsidiary may retain and not apply as a mandatory prepayment without the requirement of utilizing the same to acquire assets to be employed in the business of the Borrower or such applicable Subsidiary; provided, that if any Event of Default shall have occurred and be continuing, the Applicable Holdback amount shall be automatically reduced to zero unless and until such Event of Default is acknowledged in writing by the Required Lenders (or all the Lenders in cases where the unanimous consent of the Lenders is required) as cured or waived.

         (iii) [Intentionally Omitted]

         (iv) Except during any period in which an Event of Default has occurred and is continuing, any mandatory prepayments required by subsection 2.6(b)(i) and (ii) shall be applied ratably to the outstanding principal amount of Facility A Loans, Facility C Loans and Loans, with a corresponding ratable permanent reduction of the Facility A Commitments, the Facility C Commitments and the Commitments as and when required by subsection 2.6(b)(i) and (ii). Commitment, Facility A Commitment and Facility C Commitment reductions made pursuant to subsections 2.6(b)(i) and
     (ii) (and the

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     corresponding subsections of the Facility A Credit Agreement and the
     Facility C Credit Agreement) hereof shall be applied to each Lender's respective Commitment, each Facility A Lender's Facility A Commitment and/or each Facility C Lender's Facility C Commitment, as applicable, on a pro rata basis and shall reduce permanently such Commitments, Facility A Commitments and Facility C Commitments. At any time that an Event of Default has occurred and is continuing, all mandatory prepayments shall be applied in accordance with the terms of subsection 2.12 hereof (and the corresponding subsection of the Facility A Credit Agreement and the Facility C Credit Agreement). Mandatory prepayments shall not be subject to any minimum amount requirement.

     2.3 Subsection 7.2(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (d) additional Indebtedness of the Borrower and its Subsidiaries not exceeding $50,000,000 in aggregate principal amount at any one time outstanding (of which up to $35,000,000 may be secured by Liens permitted pursuant to subsection 7.3(i) hereof);

     2.4 Subsection 9.5 of the Credit Agreement is hereby amended by (i) deleting the term "Required Lenders" appearing therein and inserting the term "Required Class Lenders" in place thereof and (ii) adding the language ", the Facility A Lenders and the Facility C Lenders taken as a whole" immediately prior to the period "." appearing at the end thereof.

     SECTION 3. AMENDMENTS GENERALLY RELATING TO PERMITTED CONVERTIBLE SECURITIES. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 6 of this Amendment, the Borrower and the Requisite Class Lenders hereby agree to amend the Credit Agreement as follows:

     3.1 The definition of "Permitted Stock Payments" in subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Permitted Stock Payments": (A) dividends by Borrower to Holdings in amounts equal to the amounts required for Holdings to (i) pay franchise taxes and other fees required to maintain its legal existence and (ii) provide for other operating costs of up to $1,000,000 per fiscal year, (B) dividends by Borrower to Holdings in amounts equal to amounts required for Holdings to pay federal, state and local income taxes to the extent such income taxes are actually due and owing, provided that the aggregate amount paid under this clause (B) does not exceed the amount that Borrower would be required to pay in respect of the income of Borrower and its Subsidiaries if Borrower were a stand alone entity that was not owned by Holdings, (C) from and after May 1, 1999, dividends by Borrower to Holdings payable solely out of Excess Cash Flow, provided that, with respect to this clause (C), (i) as of the last day of the most recently completed fiscal quarter the Debt Ratio is less than or equal to 3.5 to 1, and (ii) the aggregate amount of dividends paid by Borrower to Holdings under this clause (C) since the Original Closing Date does not exceed $5,000,000 and
     (D) dividends by Borrower to Holdings to fund

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interest expense in respect of the Permitted Convertible Securities issued by
Holdings, provided that such dividends under this clause (D) shall not, in any fiscal year, exceed an amount equal to the interest actually accruing on the outstanding principal amount of such Permitted Convertible Securities in such fiscal year less the sum of all intercompany advances funded pursuant to subsection 7.9(l) hereof by Borrower to Holdings in respect of such Permitted Convertible Securities in such fiscal year.

     3.2 Subsection 1.1 of the Credit Agreement is hereby further amended to add the following new defined terms in alphabetical order:

         "Permitted Convertible Securities": as defined in subsection 7.4(h).

     3.3 Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the period "." appearing at the end of subsection 7.4(g) and inserting the language "; and" in place thereof and (ii) adding the following new subsection 7.4(h) at the end thereof:

         (h) Guarantee Obligations in respect of up to $400,000,000 principal amount of Convertible Securities issued by Holdings having an annual interest or dividend rate not in excess of 7% per annum (the "Permitted Convertible Securities").

     3.4 Subsection 7.9 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection 7.9(j), (ii) deleting the period "." at the end of subsection 7.9(k) and inserting the language "; and" in place thereof and (iii) adding the following new subsection 7.9(l) at the end thereof:

         (l) Investments consisting of intercompany advances by Borrower to Holdings to fund interest or dividend expense in respect of the Permitted Convertible Securities issued by Holdings, provided that such intercompany advances shall not, in any fiscal year, exceed an amount equal to the interest or dividends actually accruing on the outstanding principal amount of such Permitted Convertible Securities in such fiscal year less the sum of all Permitted Stock Payments funded pursuant to clause (D) of the definition thereof by Borrower to Holdings in respect of such Permitted Convertible Securities in such fiscal year.

     SECTION 4. AMENDMENTS GENERALLY RELATING TO THE TCAS SUBSIDIARY. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 7 of this Amendment, the Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows

     4.1 Section 1 of the Credit Agreement is hereby amended by adding the following new Subsection 1.5:

         1.5 Accounting for Interests in TCAS Subsidiary. Notwithstanding anything to the contrary contained in this Agreement or any other
     Credit Document, for purposes of computing the amount of any financial terms and/or computing compliance with any of the financial tests and/or covenants set forth in this Agreement or any other

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     Credit Document in respect of the TCAS Subsidiary at any time it is not a
     Wholly Owned Subsidiary, Borrower shall (i) only be permitted to include that portion of any assets and/or liabilities attributable to the TCAS Subsidiary which corresponds directly with the percentage of Capital Stock of the TCAS Subsidiary owned, directly or indirectly, by Borrower and (ii) eliminate depreciation and amortization expenses of the TCAS Subsidiary included in the consolidated financial statements of the Borrower that are applicable to the minority interests owned by Persons other than Borrower or its Subsidiaries in the TCAS Subsidiary in determining Borrower's Consolidated EBITDA.

     4.2 Subsection 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (b) With respect to any Person that, subsequent to the Original Closing Date, becomes a direct or indirect Subsidiary of the Borrower, promptly (and in any event within 30 days after such Person becomes a Subsidiary):
     (i) cause such new Subsidiary to become a party to the Subsidiary Pledge Agreement and the Subsidiary Guarantee and (ii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent legal opinions relating to the matters described in clause (i) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, no Immaterial Subsidiary, Foreign Subsidiary or TCAS Subsidiary (except as provided below) of the Borrower shall be required to execute a Subsidiary Guarantee or Subsidiary Pledge Agreement, and no more than 65% of the Capital Stock of or equity interests in any Foreign Subsidiary of the Borrower or any of its Subsidiaries if more than 65% of the assets of such Subsidiary are securities of foreign companies (such determination to be made on the basis of fair market value), shall be required to be pledged hereunder; provided, that if, after the consummation of the sale of a portion of Capital Stock of the TCAS Subsidiary to Thomson
     - CSF Sextant S.A. and/or an Affiliate thereof, the TCAS Subsidiary thereafter becomes a Wholly Owned Subsidiary, then the TCAS Subsidiary shall become a party to the Subsidiary Guarantee and Subsidiary Pledge Agreement and Borrower shall promptly (and in any event within 30 days after such event occurs) comply with the requirements of this subsection 6.10(b) with respect to the TCAS Subsidiary.

     4.3 Section 6 of the Credit Agreement is hereby further amended by adding the following new Subsection 6.15:

         6.15 TCAS Subsidiary. The Borrower shall at all times own, directly or indirectly, at least fifty-one percent (51%) of the Capital Stock of the TCAS Subsidiary; provided, that Borrower shall be permitted to sell all of the Capital Stock of the TCAS Subsidiary owned, directly or indirectly, by Borrower without violating the terms of this subsection so long as the Net Proceeds resulting therefrom are applied in accordance with the terms of subsection 2.6(b)(ii) and (iv) hereof.

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     4.4 Section 6 of the Credit Agreement is hereby further amended by adding the following new Subsection 6.16:

         6.16 Required Distributions for TCAS Subsidiary. To the extent not prohibited under applicable law, cause the TCAS Subsidiary to distribute to the holders of Capital Stock of the TCAS Subsidiary not later than the 50th day after each fiscal quarter of Borrower for the immediately preceding fiscal quarter (i) all amounts necessary to fund tax obligations arising by virtue of the ownership of such Capital Stock ("Tax Distributions") and
     (ii) after giving effect to the funding of such quarterly Tax Distributions, all unrestricted cash on hand not needed to fund the anticipated working capital and capital expenditure needs of the TCAS Subsidiary.

     4.5 Subsection 7.4(f) to the Credit Agreement is hereby amended by deleting the word "and" appearing at the end thereof and inserting in place thereof the following additional language:

         "provided, that so long as the TCAS Subsidiary is not a Wholly Owned Subsidiary, no guarantee obligations by Borrower or any Subsidiary in respect of obligations of the TCAS Subsidiary shall be permitted under this clause (f) in excess of $3,000,000 at any time;"

     4.6 Subsection 7.9(e) of the Credit Agreement is hereby amended by adding at the end thereof the following additional language:

     "provided, that solely with respect to the TCAS Subsidiary at any time the TCAS Subsidiary is not a Wholly Owned Subsidiary, the aggregate amount of Investments by Borrower or any other Subsidiaries in the TCAS Subsidiary at any time (other than and in addition to the contribution to the TCAS Subsidiary by Borrower of (x) the assets related to the Acquired Company distributed on, or within 6 months after, the date of acquisition of the Acquired Company in an amount not to exceed the product of (a) the final purchase price paid by Borrower for the Acquired Company pursuant to the Acquisition Documents, after giving effect to any post-closing purchase price adjustments required pursuant to such Acquisition Documents and (b) the Borrower's percentage ownership interest in the TCAS Subsidiary and (y) subject to the written consent of the Agents, which shall not be unreasonably withheld or delayed, cash for the ongoing operating needs of the TCAS Subsidiary funded within 6 months after the date of acquisition of the Acquired Company), do not at any time exceed the greater of (i) $17,000,000 or (ii) the sum of $10,000,000 plus an amount equal to ten percent (10%) of the aggregate cash distributions received by Borrower from the TCAS Subsidiary during the immediately preceding 12-month period;"

     SECTION 5. CONDITIONS TO EFFECTIVENESS FOR SECTION 2. The provisions of Sections 2 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

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     5.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

     5.2 The Required Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

     5.3 The representations and warranties contained in Section 8 hereof shall be true and correct in all respects;

     5.4 All fees and expenses owing to the Administrative Agent in connection with this Amendment and/or the administration of the Credit Agreement, including fees and disbursements of the Administrative Agent's counsel, shall have been paid by Borrower; and

     5.5 All conditions to effectiveness set forth in Subsections 5.1-5.4 in each of the Consent, Waiver and First Amendment to the Second Amended and Restated Credit Agreement and the Consent, Waiver and First Amendment to the New 364 Day Credit Agreement of even date herewith shall have been satisfied.

     SECTION 6. CONDITIONS TO EFFECTIVENESS FOR SECTION 1.1 AND SECTION 3. The provisions of Sections 1.1 and 3 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "PERMITTED CONVERTIBLE SECURITIES EFFECTIVE DATE"):

     6.1 The Requisite Class Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

     6.2 All conditions to the First Amendment Effective Date shall have been satisfied;

     6.3 The representations and warranties contained in Section 8 hereof shall be true and correct in all respects;

     6.4 Holdings shall have executed and delivered to the Administrative Agent an amendment to the Parent Guarantee in form and substance reasonably satisfactory to the Administrative Agent permitting Holdings to issue the Permitted Convertible Securities;

     6.5 All fees and expenses owing to the Administrative Agent in connection with this Amendment and/or the administration of the Credit Agreement, including fees and disbursements of the Administrative Agent's counsel, shall have been paid by Borrower; and

     6.6 All conditions to effectiveness set forth in Subsections 6.1-6.5 in each of the Consent, Waiver and First Amendment to the Second Amended and Restated Credit

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Agreement and the Consent, Waiver and First Amendment to the New 364 Day Credit
Agreement of even date herewith shall have been satisfied.

     SECTION 7. CONDITIONS TO EFFECTIVENESS FOR SECTION 1.2 AND SECTION 4. The provisions of Sections 1.2 and 4 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "TCAS EFFECTIVE DATE"):

     7.1 All conditions to the First Amendment Effective Date shall have been satisfied;

     7.2 The representations and warranties contained in Section 8 hereof shall be true and correct in all respects;

     7.3 Thomson - CFS Sextant S.A. and/or an Affiliate thereof ("SEXTANT") shall have purchased for cash no less than 30% of the Capital Stock of the TCAS Subsidiary for a reciprocal percentage of the purchase price of the final purchase price paid by the Borrower for the Acquired Company;

     7.4 The Administrative Agent shall have received a perfected first priority pledge of the Capital Stock of the TCAS Subsidiary owned by Borrower in favor of the Administrative Agent for the ratable benefit of the Lenders, the Facility A Lenders and the Facility C Lenders pursuant to a LLC pledge agreement and related financing statement (collectively, the "LLC PLEDGE DOCUMENTS") in form and substance reasonably satisfactory to the Administrative Agent;

     7.5 The Administrative Agent shall have received an opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent;

     7.6 The Administrative Agent shall have received a final executed copy of the limited liability company operating agreement of the TCAS Subsidiary which shall be in form and substance reasonably satisfactory to the Administrative Agent;

     7.7 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of Borrower certifying the board resolutions authorizing the execution, delivery and performance of this Amendment and the LLC Pledge Documents;

     7.8 All fees and expenses owing to the Administrative Agent in connection with this Amendment and/or the administration of the Credit Agreement, including fees and disbursements of the Administrative Agent's counsel, shall have been paid by Borrower;

     7.9 The Administrative Agent shall have received a certificate of a Responsible Officer of Borrower certifying and confirming the consummation of the Sextant investment described in Subsection 5.3 above and satisfaction of all other conditions to effectiveness set forth in this Section 5; and

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     7.10 All conditions to effectiveness set forth in Subsections 7.1-7.9 in each of the Consent, Waiver and First Amendment to the Second Amended and Restated Credit Agreement and the Consent, Waiver and First Amendment to the New 364 Day Credit Agreement of even date herewith shall have been satisfied.

     SECTION 8. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

     8.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and the LLC Pledge Documents and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the LLC Pledge Documents, (b) the execution and delivery of this Amendment and the LLC Pledge Documents has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment, the Amended Agreement and the LLC Pledge Documents have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally,
(ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

     8.2 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date, the Permitted Convertible Securities Effective Date and the TCAS Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     8.3 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a potential Event of Default.

     SECTION 9. MISCELLANEOUS.

     9.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

     9.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     9.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     9.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

     9.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of Sections 1, 2, 3 and 4 hereof (which shall only become effective on the First Amendment Effective Date, the Permitted Convertible Securities Effective Date and/or the TCAS Effective Date, as applicable), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower, the Required Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.



                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        L-3 COMMUNICATIONS CORPORATION

                                        By:
                                           -----------------------------------
                                        Title:



                                        BANK OF AMERICA, N.A.,
                                          as Administrative Agent

                                        By:
                                           -----------------------------------
                                        Title:



                                        BANK OF AMERICA, N.A.,
                                          as a Lender

                                        By:
                                           -----------------------------------
                                        Title:



                                        LEHMAN COMMERCIAL PAPER INC.,
                                          as Documentation Agent, Syndication
                                          Agent and as a Lender

                                        By:
                                           -----------------------------------
                                        Title:


     [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO AMENDED AND
                       RESTATED 364 DAY CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent
                     --------------------------------------

     Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee.

Date: _____ ___, 2000


                                    L-3 COMMUNICATIONS HOLDINGS, INC.

                                    By:
                                       -----------------------------------------
                                       Name: Christopher C. Cambria
                                       Title: Vice President-General Counsel and
                                              Secretary


                                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                       Name: Christopher C. Cambria
                                       Title: Vice President and Secretary


                                    L-3 COMMUNICATIONS ILEX SYSTEMS, INC.

                                    By:
                                       -----------------------------------------
                                       Name: Christopher C. Cambria
                                       Title: Vice President and Secretary


                                    L-3 COMMUNICATIONS SPD TECHNOLOGIES INC.

                                    By:
                                       -----------------------------------------
                                       Name: Christopher C. Cambria
                                       Title: Vice President and Secretary



      [GUARANTORS' ACKNOWLEDGMENT AND CONSENT TO CONSENT, WAIVER AND FIRST
          AMENDMENT TO AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                          L-3 COMMUNICATIONS AYDIN
                                          CORPORATION

                                          By:
                                             -----------------------------------
                                             Name: Christopher C. Cambria
                                             Title: Vice President and Secretary




                                          MICRODYNE CORPORATION

                                          By:
                                             -----------------------------------
                                             Name: Christopher C. Cambria
                                             Title: Vice President and Secretary




      [GUARANTORS' ACKNOWLEDGMENT AND CONSENT TO CONSENT, WAIVER AND FIRST
          AMENDMENT TO AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    THE BANK OF NEW YORK

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    THE BANK OF NOVA SCOTIA

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    BANK ONE, NA

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    BANKBOSTON, N.A.

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    THE BANK OF TOKYO - MITSUBISHI TRUST COMPANY

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    CREDIT LYONNAIS

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    FIRST UNION COMMERCIAL CORPORATION

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    FLEET NATIONAL BANK

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    THE FUJI BANK, LIMITED

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    HSBC BANK USA

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                    SOCIETE GENERALE

                                    By:
                                       --------------------------------------
                                       Title:















           [SIGNATURE PAGES TO CONSENT, WAIVER AND FIRST AMENDMENT TO
                 AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]